EXHIBIT 10.2
                                  AMENDMENT

        Amendment (the "Amendment") dated as of December 15, 1997 to the ISDA Master Agreement dated as of March 3, 1994 (the "Agreement"), between Scotsman Group Inc. ("Scotsman") and The First National Bank of Chicago ("First Chicago").

        WHEREAS, the parties desire to amend the Agreement as described herein:

        NOW, THEREFORE, In consideration of the mutual agreements herein and in the Agreement contained, the parties hereto agree as follows:

   1.   Amendments to Agreement

        a. Part IV(f) of the Schedule shall be amended by deleting item numbers (i) through (v) entirely and replacing them with the following:

                  "The Note Pledge Agreement, the Stock Pledge Agreement
             and the Guaranties, as defined in the Credit Agreement."

        b. Part IV(g) of the Schedule shall be amended by replacing the description of Party B's "Credit Support Provider" with the following:

             "Any party to a Credit Support Document other than Party B, the secured parties or any beneficiaries thereunder."

        c. Part VI(a) of the Schedule shall be amended by replacing the definition of "Credit Agreement" with the following:

             "Credit Agreement" means that certain Credit Agreement dated as of March 12, 1997, among Party B, The Delfield Company, Scotsman Drink Limited, Whitlenge Drink Equipment Limited, Frimont S.p.A. Castel MAC S.p.A. and Kysor Industrial Corporation, as the Borrowers, Scotsman Industries, Inc., Party A, as Agent, and the Lenders named therein, as amended by First Amendment dated as of March 24, 1997, a Second Amendment dated as of June 30, 1997, and a Third Amendment dated as of December 15, 1997, as the same may be amended from time to time in accordance with its terms, but without regard to any termination or cancellation thereof, whether by reason of payment of all indebtedness incurred thereunder or otherwise, unless such agreement is terminated and replaced by a Successor Credit Agreement.

   2.   Representations

        Each party represents to the other party that: -

        a. Powers. It has the power to execute and deliver this Amendment and to perform its obligations under this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

        b. No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of


   its assets or any contractual restriction binding on or affecting it or any of its assets;

        c. Consents. All governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

        d. Obligations Binding. Its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

   3.   Miscellaneous

        a. This Amendment constitutes the entire Agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings with respect thereto.

        b. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties.

        c. This Amendment may be executed in counterparts each of which shall be deemed to be an original.

        d. This Amendment will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

        IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date hereof.

                                 SCOTSMAN GROUP INC.

                                 By: /s/ D. D.  Holmes
                                     ------------------------------------
                                      Name: D.D. Holmes
                                      Title:   V.P.

                                 THE FIRST NATIONAL BANK OF CHICAGO

                                 By:/s/ Janet D. Newell
                                     ------------------------------------
                                      Name: Janet D. Newell
                                      Title:   AVP



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